Exhibit 4(b)

     ===========================================================================




                                 AMENDED AND RESTATED

                                   TRUST AGREEMENT

                                        among

                       THE MONTANA POWER COMPANY, as Depositor

                                         and

                                THE BANK OF NEW YORK,

                                 as Property Trustee,

                           THE BANK OF NEW YORK (DELAWARE),

                                 as Delaware Trustee

                                         and

                                  ________ ________

                                  ________ ________

                                         and


                                         , as Administrative Trustees
                        ________ ________

                            Dated as of             , 199
                                       --------- --     -

                               MONTANA POWER CAPITAL I

     ===========================================================================

                               MONTANA POWER CAPITAL I

                 Certain Sections of this Trust Agreement relating to
                           Sections 310 through 318 of the
                             Trust Indenture Act of 1939:

     Trust Indenture                                             Trust Agreement
       Act Section                                                   Section
     ---------------                                             ---------------

     Section 310(a)(1) . . . . . . . . . . . . . . . . . . . . .  8.07
          (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .  8.07
          (a)(3) . . . . . . . . . . . . . . . . . . . . . . . .  8.09
          (a)(4) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.08
     Section 311(a)  . . . . . . . . . . . . . . . . . . . . . .  8.13
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.13
     Section 312(a)  . . . . . . . . . . . . . . . . . . . . . .  5.07
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  5.07
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .  5.07
     Section 313(a)  . . . . . . . . . . . . . . . . . . . . . .  8.14
          (a)(4) . . . . . . . . . . . . . . . . . . . . . . . .  8.14
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.14
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.14
          (d)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.14
     Section 314(a)  . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (c)(1) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (c)(2) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (c)(3) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (d)  . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (e)  . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
     Section 315(a)  . . . . . . . . . . . . . . . . . . . . . .  8.01
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.02, 8.14
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.01(a)
          (d)  . . . . . . . . . . . . . . . . . . . . . . . . .  8.01, 8.03
          (e)  . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
     Section 316(a)  . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (a)(1)(A)  . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (a)(1)(B)  . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (c)  . . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
     Section 317(a)(1) . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (a)(2) . . . . . . . . . . . . . . . . . . . . . . . .  Not Applicable
          (b)  . . . . . . . . . . . . . . . . . . . . . . . . .  5.09
     Section 318(a)  . . . . . . . . . . . . . . . . . . . . . .  1.06


     --------------------------


     Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Trust Agreement.

                                  TABLE OF CONTENTS


                                      ARTICLE I.

               Definitions and Other Provisions of General Application
          Section 1.01.  Definitions . . . . . . . . . . . . . . . . . . . .   3
          Section 1.02.  Compliance Certificates and Opinions  . . . . . . .  11
          Section 1.03.  Form of Documents Delivered to Trustee  . . . . . .  11
          Section 1.04.  Acts of Securityholders . . . . . . . . . . . . . .  12
          Section 1.05.  Notices, etc. to the Trustees and the Depositor.  .  14
          Section 1.06.  Notice to Securityholders; Waiver . . . . . . . . .  15
          Section 1.07.  Conflict with Trust Indenture Act . . . . . . . . .  16
          Section 1.08.  Effect of Headings and Table of Contents  . . . . .  16
          Section 1.09.  Successors  . . . . . . . . . . . . . . . . . . . .  16
          Section 1.10.  Separability  . . . . . . . . . . . . . . . . . . .  16
          Section 1.11.  Governing Law . . . . . . . . . . . . . . . . . . .  16


                                     ARTICLE II.

         Establishment of the Trust; Issuance of Trust Securities; Rights of Securityholders
          Section 2.01.  Name  . . . . . . . . . . . . . . . . . . . . . . .  17
          Section 2.02.  Office of the Delaware Trustee; Principal Place of
                         Business  . . . . . . . . . . . . . . . . . . . . .  17
          Section 2.03.  Initial Contribution of Trust Property; Initial
                         Ownership; Organizational Expenses. . . . . . . . .  17
          Section 2.04.  Declaration of Trust; Appointment of Additional
                         Administrative Trustees . . . . . . . . . . . . . .  17
          Section 2.05.  Authorization to Enter into Certain Transactions  .  18
          Section 2.06.  Assets of Trust . . . . . . . . . . . . . . . . . .  21
          Section 2.07.  Title to Trust Property . . . . . . . . . . . . . .  21
          Section 2.08.  Issuance of the Preferred Securities  . . . . . . .  21
          Section 2.09.  Subscription and Purchase of Debentures; Issuance
                         of the Common Securities  . . . . . . . . . . . . .  22
          Section 2.10.  Rights of Securityholders.  . . . . . . . . . . . .  22

                                     ARTICLE III.

                                   Payment Account
          Section 3.01.  Payment Account . . . . . . . . . . . . . . . . . .  22

                                     ARTICLE IV.

                              Distributions; Redemption
          Section 4.01.  Distributions . . . . . . . . . . . . . . . . . . .  23
          Section 4.02.  Redemption  . . . . . . . . . . . . . . . . . . . .  24
          Section 4.03.  Subordination of Common Securities  . . . . . . . .  25
          Section 4.04.  Tax Returns and Reports . . . . . . . . . . . . . .  26
          Section 4.05.  Payments under Subordinated Indenture . . . . . . .  26

                                      ARTICLE V.

                            Trust Securities Certificates
          Section 5.01.  The Trust Securities Certificates . . . . . . . . .  26
          Section 5.02.  Ownership of Common Securities by Depositor . . . .  27
          Section 5.03.  Registration of Transfer and Exchange of Preferred
                         Securities Certificates . . . . . . . . . . . . . .  27
          Section 5.04.  Mutilated, Destroyed, Lost or Stolen Trust
                         Securities Certificates . . . . . . . . . . . . . .  28
          Section 5.05.  Cancellation by Registrar . . . . . . . . . . . . .  28
          Section 5.06.  Persons Deemed Securityholders  . . . . . . . . . .  28
          Section 5.07.  List of Securityholders . . . . . . . . . . . . . .  29
          Section 5.08.  Maintenance of Office or Agency . . . . . . . . . .  29
          Section 5.09.  Appointment of Paying Agent . . . . . . . . . . . .  29
          Section 5.10.  Book-Entry System . . . . . . . . . . . . . . . . .  30

                                     ARTICLE VI.

                     Voting; Meetings; Actions to Enforce Rights
          Section 6.01.  Voting Rights; Limitations Thereof  . . . . . . . .  30
          Section 6.02.  Purpose for Which Meetings May Be Called  . . . . .  31
          Section 6.03.  Call, Notice and Place of Meetings  . . . . . . . .  31
          Section 6.04.  Persons Entitled to Vote at Meetings  . . . . . . .  32
          Section 6.05.  Quorum; Action  . . . . . . . . . . . . . . . . . .  32
          Section 6.06.  Attendance at Meetings; Determination of Voting
                         Rights; Conduct and Adjournment of Meetings . . . .  33
          Section 6.07.  Counting Votes and Recording Action of Meetings . .  34
          Section 6.08.  Action Without Meeting  . . . . . . . . . . . . . .  34
          Section 6.09.  Inspection of Records . . . . . . . . . . . . . . .  34
          Section 6.10.  Actions to Enforce Rights.  . . . . . . . . . . . .  34

                                     ARTICLE VII.

       Representations and Warranties of the Property Trustee and the Delaware Trustee
          Section 7.01.  Property Trustee  . . . . . . . . . . . . . . . . .  35
          Section 7.02.  Delaware Trustee  . . . . . . . . . . . . . . . . .  36

                                    ARTICLE VIII.

                                     The Trustees
          Section 8.01.  Certain Duties and Responsibilities . . . . . . . .  37
          Section 8.02.  Certain Notices . . . . . . . . . . . . . . . . . .  38
          Section 8.03.  Certain Rights of Property Trustee  . . . . . . . .  38
          Section 8.04.  Not Responsible for Recitals or Issuance of
                         Securities  . . . . . . . . . . . . . . . . . . . .  40
          Section 8.05.  May Hold Securities . . . . . . . . . . . . . . . .  41
          Section 8.06.  Compensation; Fees; Indemnity . . . . . . . . . . .  41
          Section 8.07.  Certain Trustees Required; Eligibility  . . . . . .  42
          Section 8.08.  Conflicting Interests . . . . . . . . . . . . . . .  42
          Section 8.09.  Co-Trustees and Separate Trustee  . . . . . . . . .  42
          Section 8.10.  Resignation and Removal; Appointment of Successor .  44
          Section 8.11.  Acceptance of Appointment by Successor  . . . . . .  45
          Section 8.12.  Merger, Conversion, Consolidation or Succession to
                         Business  . . . . . . . . . . . . . . . . . . . . .  46
          Section 8.13.  Preferential Collection of Claims Against
                         Depositor or Trust  . . . . . . . . . . . . . . . .  46
          Section 8.14.  Reports by Property Trustee, Trust and Depositor  .  46
          Section 8.15.  Number of Trustees. . . . . . . . . . . . . . . . .  47
          Section 8.16.  Delegation of Power.  . . . . . . . . . . . . . . .  47
          Section 8.17.  Fiduciary Duty  . . . . . . . . . . . . . . . . . .  47

                                     ARTICLE IX.

                             Termination and Liquidation
          Section 9.01.  Termination Upon Expiration Date  . . . . . . . . .  49
          Section 9.02.  Early Termination . . . . . . . . . . . . . . . . .  49
          Section 9.03.  Termination . . . . . . . . . . . . . . . . . . . .  49
          Section 9.04.  Liquidation . . . . . . . . . . . . . . . . . . . .  49

                                      ARTICLE X.

                               Miscellaneous Provisions
          Section 10.01. Guarantee by the Depositor and Assumption of
                         Obligations . . . . . . . . . . . . . . . . . . . .  51
          Section 10.02. Limitation of Rights of Securityholders . . . . . .  51
          Section 10.03. Amendment . . . . . . . . . . . . . . . . . . . . .  51
          Section 10.04. Agreement Not to Petition . . . . . . . . . . . . .  53

                                       EXHIBITS

          A.   Certificate of Trust  . . . . . . . . . . . . . . . . . . . . A-1
          B.   Certificate Evidencing Common Securities  . . . . . . . . . . B-1
          C.   Agreement as to Expenses and Liabilities  . . . . . . . . . . C-1
          D.   Certificate Evidencing Preferred Securities . . . . . . . . . D-1

               AMENDED AND RESTATED TRUST AGREEMENT, dated as of        , 199  ,
                                                                 -------     --
     among (i) The Montana Power Company, a Montana corporation (the "Depositor"), (ii) The Bank of New York, a banking corporation duly organized and existing under the laws of New York, as trustee (in such capacity, the "Property Trustee"), (iii) The Bank of New York (Delaware), a banking corporation duly organized and existing under the laws of Delaware, as Delaware trustee (in such capacity, the "Delaware Trustee"), and (iv)
                      ,                 , and                  , each an
     -------- --------  ----------------      -------- --------
     individual, whose address is c/o The Montana Power Company, 40 East Broadway, Butte, Montana 59701-9989 (each, in such capacity an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees being hereinafter referred to collectively as the "Trustees").


                                 W I T N E S S E T H:
                                 - - - - - - - - - -


               WHEREAS, the Depositor, the Property Trustee, the Delaware
     Trustee and         , as Administrative Trustee, have heretofore duly
                 --------
     declared and established a business trust by the name of Montana Power Capital I (the "Trust") pursuant to the Delaware Business Trust Act (as hereinafter defined) by the entering into of that certain Trust Agreement,
     dated as of            , 199  (the "Original Trust Agreement"), and by the
                 -------- --     -
     execution by the Property Trustee, the Delaware Trustee and         , as
                                                                 --------
     Administrative Trustee, and filing with the Secretary of State of the State
     of Delaware of the Certificate of Trust, dated            , 199  (the
                                                    -------- --     -
     "Certificate of Trust"), a copy of which is attached as Exhibit A; and

               WHEREAS, the Depositor, the Property Trustee, Delaware Trustee
     and         , as Administrative Trustee, desire to amend and restate the
         --------
     Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures (as hereinafter defined), (ii) the issuance of the Common Securities (as hereinafter defined) by the Trust to the Depositor, (iii) the issuance of the Preferred Securities (as hereinafter defined) by the Trust and (iv) the appointment of the additional Administrative Trustees;

               NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders (as hereinafter defined), hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:



                                      ARTICLE I.

               DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

               SECTION 1.01. DEFINITIONS. For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                    (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                    (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                    (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                    (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

               "Act," when used with respect to any Securityholder, has the meaning specified in Section 1.04.

               "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and for a given period, the amount of Additional Interest (as defined in the Subordinated Indenture) paid by the Depositor on a like principal amount of Debentures for such period.

               "Administrative Trustee" means each of the individuals identified as an "Administrative Trustee" in the preamble to this Trust Agreement, solely in their capacities as Administrative Trustees of the Trust formed hereunder and not in their individual capacities, or any successor trustee appointed as herein provided.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

               "Authorized Officer" means, with respect to the Depositor, the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, or any other officer or agent of the Depositor duly authorized by the Board of Directors to act in respect of matters relating to this Trust Agreement.

               "Bankruptcy Event" means, with respect to any Person:

                    (i) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under Bankruptcy Laws, or appointing a receiver, liquidator, assignee, trustee sequestrator or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                    (ii) the institution by such Person of proceedings to be
               adjudicated a bankrupt or insolvent, or of the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Bankruptcy Laws, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

               "Bankruptcy Laws" has the meaning specified in Section 10.04.

               "Board of Directors" means either the board of directors of the Depositor or any committee thereof duly authorized to act in respect of matters relating to this Trust Agreement.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the appropriate Trustee.

               "Business Day" means any day other than a Saturday or a Sunday, which is not (i) a day on which banking institutions or trust companies in New York, New York are generally authorized or required by law, regulation or executive order to remain closed and (ii) a day on which either the Corporate Trust Office or the Debenture Trustee's principal corporate trust office or the office of the Paying Agent is closed for business.

               "Certificate of Trust" has the meaning specified in the preamble to this Trust Agreement.

               "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The Depository Trust Company will be the initial Clearing Agency.

               "Closing Date" means the date of execution and delivery of this Trust Agreement.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

               "Common Security" means an undivided beneficial interest in the assets of the Trust having a Liquidation Amount of $25 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

               "Common Securityholder" means the Person in whose name a Common Security is registered in the Securities Register.

               "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

               "Corporate Trust Office" means the office of the Property Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Trust Agreement is located at 101 Barclay Street, New York, New York 10286.

               "Covered Person" means (a) any officer, director, shareholder, partner, beneficial owner, member, representative, employee or agent of the Trust or the Trust's Affiliates; and (b) any Securityholder.

               "Debenture Event of Default" means an "Event of Default" with respect to the Debentures under the Subordinated Indenture.

               "Debenture Issuer" means The Montana Power Company, a Montana corporation, in its capacity as issuer of the Debentures.

               "Debenture Redemption Date" means "Redemption Date" as defined in the Subordinated Indenture.

               "Debenture Trustee" means The Bank of New York, as trustee under the Subordinated Indenture, and any duly appointed successor trustee or co-trustee thereto.

               "Debentures" means $             aggregate principal amount of
                                   ------------
     the Debenture Issuer's Junior Subordinated Deferrable Interest Debentures,
       % series due 20  , issued pursuant to the Subordinated Indenture.
                      --

               "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time.

               "Delaware Trustee" means the banking corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust formed hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

               "Depositor" has the meaning specified in the preamble to this Trust Agreement.

               "Distribution Date" has the meaning specified in Section 4.01(a).

               "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.01.

               "Early Termination Event" has the meaning specified in Section 9.02.

               "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                    (i)  the occurrence of a Debenture Event of Default; or

                    (ii) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

                    (iii) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

                    (iv) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in whose performance or breach is specifically dealt with in clause
               (ii) or (iii), above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Property Trustee by the Holders of at least 33% in Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                    (v) the occurrence of a Bankruptcy Event with respect to the Trust.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit C, as amended from time to time.

               "Expiration Date" means December 31, 20  .
                                                      --

               "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and The Bank of New York, a New York banking corporation, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

               "Holder" has the meaning specified in the definition of "Securityholder".

               "Indemnified Person" means any Trustee, any Affiliate of any Trustee, any officer, director, shareholder, member, partner, employee, representative or agent of any Trustee, or any employee or agent of the Trust or its Affiliates.

               "Investment Company Act" means the Investment Company Act of 1940, as amended.

               "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

               "Like Amount" means, as the context requires, (i) Trust Securities having a Liquidation Amount equal to the principal amount of Debentures at any time to be repaid, whether at stated maturity or upon maturity by earlier acceleration, redemption or otherwise, and (ii) Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities with respect to which such Debentures are to be distributed.

               "Liquidation Amount" means the stated amount of $25 per Trust Security.

               "Liquidation Date" means the date on which Debentures are to be distributed to Securityholders in connection with a termination and liquidation of the Trust pursuant to Section 9.04(d).

               "Liquidation Distribution" has the meaning specified in
     Section 9.04(d).

               "Officer's Certificate" means a certificate signed by an Authorized Officer.

               "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Depositor (but not an employee thereof) or other counsel acceptable to the Property Trustee.

               "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

               "Outstanding," when used with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore delivered under this Trust Agreement, except:

                    (i) Preferred Securities theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

                    (ii) Preferred Securities for whose payment or redemption money in the necessary amount shall have been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities; provided that, if such Preferred Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Trust Agreement; and

                    (iii) Preferred Securities in exchange for or in lieu of which other Preferred Securities have been delivered pursuant to this Trust Agreement, including pursuant to Sections 5.03 or 5.04;

     provided, however, that in determining whether the Holders of the requisite amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether or not a quorum is present at a meeting of Securityholders, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee (unless the Depositor, such Trustee, or such Affiliate of the Depositor or such Trustee owns all of the Outstanding Preferred Securities, determined without regard to this provision) shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Preferred Securities which such Trustee knows to be so owned shall be so disregarded; provided, however, that Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

               "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.09 and initially shall be The Bank of New York.

               "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with The Bank of New York, or such other banking institution as the Depositor shall select, in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Paying Agent, pursuant to Section 5.09, shall make payments to the Securityholders in accordance with Sections 4.01 and 4.02.

               "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

               "Preferred Security" means an undivided beneficial interest in
     the assets of the Trust, designated as "    % cumulative quarterly income
                                             ----
     preferred securities", having a Liquidation Amount of $25 and having rights provided therefor in this Trust Agreement.

               "Preferred Securityholder" means a Person in whose name a Preferred Security is registered in the Securities Register.

               "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit D.

               "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust formed hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

               "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by Section 4.02.

               "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions thereon to the Redemption Date.

               "Registrar" shall mean the registrar for the Trust Securities appointed pursuant to Section 2.05(a)(i)(G) and shall be initially The Bank of New York.

               "Securities Depository" shall be a Person having the qualifications and appointed by the Depositor to perform the duties set forth in Section 5.10. The initial Securities Depository shall be The Depository Trust Company.

               "Securities Register" shall mean the Securities Register described in Section 5.03.

               "Securityholder" or "Holder" means a Person in whose name a Trust Security is registered in the Securities Register. Any such Person shall be deemed to be a beneficial owner of such security within the meaning of the Delaware Business Trust Act.

               "Subordinated Indenture" means the Indenture, dated as of
                , 199 , between the Depositor and the Debenture Trustee, as
     -------- --     -
     amended or supplemented from time to time.

               "Transfer Agent" means one or more transfer agents for the Trust Securities appointed pursuant to Section 2.05(a)(i)(G) and shall be initially The Bank of New York.

               "Trust" means Montana Power Capital I, a statutory business trust formed under the laws of the State of Delaware, initially established under the Original Trust Agreement and continued hereby, or any permitted successor hereunder.

               "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof.

               "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

               "Trust Property" means (i) the Debentures, (ii) any cash on deposit in, or owing to, the Payment Account and (iii) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held by the Property Trustee pursuant to the trusts of this Trust Agreement.

               "Trust Security" means any one of the Common Securities or the Preferred Securities.

               "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

               "Trustee" means any of the Administrative Trustees, the Property Trustee or the Delaware Trustee.

               "Underwriting Agreement" means the Underwriting Agreement, dated
     as of             , 199 , among the Trust, the Depositor and the
           ------------     -
     underwriters named therein.

               SECTION 1.02. COMPLIANCE CERTIFICATES AND OPINIONS. (a) Except as otherwise expressly provided in this Trust Agreement, upon any application or request by the Depositor to any Trustee to take any action under any provision of this Trust Agreement, the Depositor shall, if requested by such Trustee, furnish to such Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Trust Agreement relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Trust Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

               (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                    (i) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                    (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                    (iii) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                    (iv) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

               SECTION 1.03. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

               (b) Any Officer's Certificate may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate are based are erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Depositor stating that the information with respect to such factual matters is in the possession of the Depositor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

               (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Trust Agreement, they may, but need not, be consolidated and form one instrument.

               (d) Whenever, subsequent to the receipt by any Trustee of any Board Resolution, Officer's Certificate, Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted.
     Anything in this Trust Agreement to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Depositor which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith.

               SECTION 1.04. ACTS OF SECURITYHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Trust Agreement to be made, given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Securityholders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Securityholders duly called and held in accordance with the provisions of
     Article VI, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Administrative Trustees. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Trust Security, shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.01) conclusive in favor of the Administrative Trustees, if made in the manner provided in this Section. The record of any meeting of Securityholders shall be proved in the manner provided in Section 6.07.

               (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the appropriate Trustee and the Depositor deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

               (c) The aggregate Liquidation Amount and serial numbers of Trust Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

               (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Securityholder shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by any Trustee or the Depositor in reliance thereon, whether or not notation of such action is made upon such Trust Security.

               (e) Until such time as written instruments shall have been delivered to the appropriate Trustee representing the requisite proportion of Outstanding Trust Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Securityholder may be revoked with respect to any or all of such Trust Securities by written notice by such Securityholder or any subsequent Securityholder, proven in the manner in which such instrument was proven.

               (f) Trust Securities delivered after any Act of Securityholders may, and shall if required by the Property Trustee, bear a notation in form approved by the Property Trustee as to any action taken by such Act of Securityholders. If the Depositor shall so determine, new Trust Securities so modified as to conform, in the opinion of the Property Trustee and the Depositor, to such action may be prepared and executed by an Administrative Trustee on behalf of the Trust and delivered in exchange for Outstanding Preferred Securities.

               (g) If the Trustees shall solicit from Securityholders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Trustees may fix in advance a record date for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Trustees shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of the Outstanding Preferred Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Preferred Securities shall be computed as of the record date.

               SECTION 1.05.  NOTICES, ETC. TO THE TRUSTEES AND THE DEPOSITOR.

               (a) Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Securityholder or other document provided or permitted by this Trust Agreement to be made upon, given or furnished to, or filed with, any Trustee by any Holder or by the Depositor, or the Depositor by any Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to the individual or an officer or other responsible employee of the addressee, or transmitted by facsimile transmission or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by certified or registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

               If to the Property Trustee, to:

               The Bank of New York
               101 Barclay Street, 21 West
               New York, New York  10286

               Attention:     Assistant Vice President,
                              Corporate Trust Administration
               Telephone:     (212) 815-3806
               Telecopy:      (212) 815-5915

               If to the Delaware Trustee, to:

               The Bank of New York (Delaware)
               White Clay Center, Route 273
               Newark, Delaware  19711

               Attention:     Corporate Trust Department
               Telephone:     (302) 451-2551
               Telecopy:      (302) 451-2540

               with a copy to:

               The Bank of New York
               101 Barclay Street, 21 West
               New York, New York  10286

               Attention:     Assistant Vice President,
                              Corporate Trust Administration
               Telephone:     (212) 815-3806
               Telecopy:      (212) 815-5915

               If to the Trust or the Administrative Trustees, to:

               The Montana Power Company
               40 East Broadway
               Butte, Montana  59701

               Attention:     Administrative Trustees For Montana Power Capital
     I
               Telephone:     (406) 497-2374
               Telecopy:      (406) 497-3018

               If to the Depositor, to:

               The Montana Power Company
               40 East Broadway
               Butte, Montana  59701-9394

               Attention:     Treasurer
               Telephone:     (406) 497-2374
               Telecopy: (406) 497-3018

               (b) Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if transmitted by facsimile transmission or other direct written electronic means, on the date of transmission, and if transmitted by registered mail, on the date of receipt.

               SECTION 1.06. NOTICE TO SECURITYHOLDERS; WAIVER. (a) Except as otherwise expressly provided herein, where this Trust Agreement provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Securities Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. Any notice received by any Trustee, on behalf of the Trust in its capacity as a holder of Debentures, shall be given to the Securityholders.

               (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Administrative Trustees shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

               (c) Any notice required by this Trust Agreement may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Administrative Trustees, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

               SECTION 1.07. CONFLICT WITH TRUST INDENTURE ACT. If any provision of this Trust Agreement limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Trust Agreement by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

               SECTION 1.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings in this Trust Agreement and the Table of Contents are for convenience only and shall not affect the construction hereof.

               SECTION 1.09. SUCCESSORS. This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Trust or any Trustees, including any successor by operation of law.

               SECTION 1.10. SEPARABILITY. In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

               SECTION 1.11. GOVERNING LAW. THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).


                                     ARTICLE II.

         ESTABLISHMENT OF THE TRUST; ISSUANCE OF TRUST SECURITIES; RIGHTS OF SECURITYHOLDERS

               SECTION 2.01. NAME. The Trust created hereby shall be known as "Montana Power Capital I," in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

               SECTION 2.02. OFFICE OF THE DELAWARE TRUSTEE; PRINCIPAL PLACE OF BUSINESS. The office of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark, Delaware 19711, or at such other address in Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal place of business of the Trust is c/o The Montana Power Company, 40 East Broadway, Butte, Montana 59701-9989.

               SECTION 2.03. INITIAL CONTRIBUTION OF TRUST PROPERTY; INITIAL OWNERSHIP; ORGANIZATIONAL EXPENSES. The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial contribution of Trust Property. Upon the formation of the Trust by such contribution and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner (within the meaning of the Delaware Business Trust Act) of the Trust. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

               SECTION 2.04. DECLARATION OF TRUST; APPOINTMENT OF ADDITIONAL ADMINISTRATIVE TRUSTEES. (a) The exclusive purposes and functions of the Trust are (i) to issue and sell Trust Securities and invest the proceeds thereof in Debentures, (ii) to receive payments to be made with respect to the Debentures and disburse such payments in accordance with the terms hereof, and (iii) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Securityholders. The Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes and functions of the Trust. Anything in this Trust Agreement to the contrary notwithstanding, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of
     Section 3807 of the Delaware Business Trust Act.

               (b)  The Depositor, the Property Trustee, the Delaware Trustee
     and                  , as Administrative Trustee, hereby appoint

         -------- --------                                            --------
              and                   as additional Administrative Trustees, each
     --------     -------- --------
     of which persons by execution of this Trust Agreement accepts such appointment.

               SECTION 2.05.  AUTHORIZATION TO ENTER INTO CERTAIN TRANSACTIONS.
     (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section 2.05 and Article VIII and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

          (i) As among the Trustees, the Administrative Trustees, acting singly or jointly, shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                    (A)  the issuance and sale of the Trust Securities;

                    (B) the execution, delivery and performance of the Expense Agreement, the Underwriting Agreement and such other agreements, certificates and documents as may be necessary or desirable in connection with the purposes and functions of the Trust;

                    (C) the qualification of the Trust to do business in any jurisdiction as may be necessary or desirable;

                    (D) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

                    (E) the registration of the Preferred Securities under the Securities Act of 1933, as amended, and under state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act;

                    (F) the listing of the Preferred Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Exchange Act, and the preparation and filing of all notices and periodic and other reports and other documents pursuant to the foregoing;

                    (G) the appointment of a Paying Agent, a Transfer Agent and a Registrar in accordance with this Trust Agreement;

                    (H) the registration of transfers of the Trust Securities in accordance with this Trust Agreement;

                    (I) the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware in accordance with this Trust Agreement;

                    (J) the performance of their obligations under this Trust Agreement; and

                    (K) the taking of any action incidental to the foregoing as the Administrative Trustees may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

          (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following ministerial matters:

                    (A)  the establishment and maintenance of the Payment
               Account;

                    (B)  the receipt of the Debentures;

                    (C) the deposit of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

                    (D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

                    (E) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with the terms of this Trust Agreement;

                    (F) the distribution of the Trust Property in accordance with this Trust Agreement;

                    (G) the winding up of the affairs of and liquidation of the Trust and the execution of the certificate of cancellation to be prepared and filed by the Administrative Trustees with the Secretary of State of the State of Delaware in accordance with this Trust Agreement;

                    (H) the performance of its obligations under this Trust Agreement; and

                    (I) the taking of any ministerial action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

     Subject to this Section 2.05(a)(ii), the Property Trustee shall have none of the duties, powers or authority of the Administrative Trustee set forth in Section 2.05(a)(i) or the Depositor set forth in Section 2.05(c). The Property Trustee shall have the power and authority to exercise all of the rights, powers and privileges of a holder of Debentures under the Subordinated Indenture, and, if an Event of Default occurs and is continuing, the Property Trustee may, for the benefit of Holders of the Trust Securities, in its discretion proceed to protect and enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Trust Agreement.

               (b) Neither the Trust nor any Trustee acting on behalf of the Trust shall undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States Federal income tax purposes, (iv) incur any indebtedness for borrowed money or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

               (c) In connection with the issuance of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the Closing Date are hereby ratified and confirmed in all respects):

                    (i) the preparation, execution and the filing by the Trust with the Commission of a registration statement on Form S-3 in relation to the Preferred Securities, including any amendments thereto;

                    (ii) the determination of the states or jurisdictions in
               which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the performance of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advising of the Trustees of actions they must take on behalf of the Trust, and the preparation, execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such state or jurisdiction;

                    (iii) the preparation, execution and the filing by the Trust of an application to The New York Stock Exchange, any other national stock exchange or the Nasdaq National Market for listing upon notice of issuance of the Preferred Securities and the filing thereafter of such notifications and documents as may be necessary from time to time to maintain such listing;

                    (iv) the preparation, execution and the filing by the Trust with the Commission of a registration statement on Form 8-A, and any amendments thereto, relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act;

                    (v) the selection of the investment banker or bankers to act as underwriters with respect to the offer and sale by the Trust of the Preferred Securities and the negotiation of the terms of the Underwriting Agreement providing for such offer; and

                    (vi) any other actions necessary or desirable to carry out any of the foregoing activities;

               (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act, or classified other than as a "grantor trust" for United States Federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States Federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law or this Trust Agreement, that each of the Depositor and the Administrative Trustees determines in its discretion to be necessary or desirable for such purposes, as long as such action does not materially and adversely affect the interests of the Holders of the Preferred Securities.

               SECTION 2.06. ASSETS OF TRUST. The assets of the Trust shall consist of the Trust Property.

               SECTION 2.07. TITLE TO TRUST PROPERTY. Legal title to all Trust Property shall be vested at all times in the Property Trustee and shall be held and administered by the Property Trustee for the benefit of the Securityholders in accordance with this Trust Agreement.

               SECTION 2.08. ISSUANCE OF THE PREFERRED SECURITIES. On the Closing Date, one of the Administrative Trustees, on behalf of the Trust, shall execute and deliver in accordance with Section 5.01 and deliver in accordance with the Underwriting Agreement Preferred Securities Certificates, registered in the name of the nominee of The Depository Trust
     Company, evidencing [        ] Preferred Securities having an aggregate
     Liquidation Amount of $[        ] against receipt of the purchase price of
     such Preferred Securities of $[         ], which amount such Administrative
     Trustee shall promptly deliver to the Property Trustee.

               SECTION 2.09. SUBSCRIPTION AND PURCHASE OF DEBENTURES; ISSUANCE OF THE COMMON SECURITIES. On the Closing Date, the Administrative Trustees, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Property Trustee on
     behalf of the Trust, in an aggregate principal amount of $[          ],
     and, in satisfaction of the purchase price for such Debentures, (i) one of the Administrative Trustees, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the
     name of the Depositor, evidencing [          ] Common Securities having an
     aggregate Liquidation Amount of $[        ], and (ii) the Property Trustee,
     on behalf of the Trust, shall deliver to the Depositor the sum of $[ ], representing the proceeds from the sale of the Preferred Securities pursuant to the Underwriting Agreement.

               SECTION 2.10. RIGHTS OF SECURITYHOLDERS. The legal title to the Trust Property is vested exclusively in the Property Trustee in accordance with Section 2.07, and the Securityholders shall have neither right or title therein other than an undivided beneficial interest in the assets of the Trust conferred by their Trust Securities nor any right to call for any partition or division of property, profits or rights of the Trust, except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Preferred Securities shall have no preemptive rights. When issued and delivered to Securityholders against payment of the purchase price therefor, they will be fully paid and nonassessable by the Trust.


                                     ARTICLE III.

                                   PAYMENT ACCOUNT

               SECTION 3.01. PAYMENT ACCOUNT. (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and the Paying Agent shall have exclusive control of the Payment Account. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided.

               (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                     ARTICLE IV.

                              DISTRIBUTIONS; REDEMPTION

               SECTION 4.01. DISTRIBUTIONS. (a) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions.
     Distributions shall accrue from and including           , 199 , and, unless
                                                   ----------     -
     the interest payment period for the Debentures is extended pursuant to the Subordinated Indenture, shall be payable quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on
                                                                       --------,
     199 .  If any date on which Distributions are otherwise payable on the
        -
     Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day, except that, if such Business Day is in the next succeeding calendar year, payment of such distribution shall be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.01(a) being herein referred to as a "Distribution Date").

               (b)  Distributions payable on the Trust Securities shall be at
     the fixed rate of    % per annum of the Liquidation Amount of the Trust
                       ---
     Securities. Distributions on the Trust Securities will accrue from, and including, the date of original issuance and will accrue to, and including the first Distribution Date, and for each subsequent Distribution Date, will accrue from, and excluding, the last Distribution Date through which Distributions shall have been paid or duly provided for to, and including, such Distribution Date. The amount of Distributions payable for any full quarterly period shall be computed on the basis of twelve 30-day months and a 360-day year and, for any period shorter than a full month, on the basis of the actual number of days elapsed in such period. If the interest payment period for the Debentures is extended pursuant to the Subordinated Indenture, (i) Distributions on the Trust Securities will be deferred for the period equal to the extension of the interest payment period for the Debentures and (ii) Distributions on the Trust Securities shall be increased by an amount such that the aggregate amount of Distributions that accumulate on all Trust Securities during any such extended payment period shall be equal to the aggregate amount of interest that accrues during any such extended interest payment period on the Debentures. The amount of Distributions payable for any period also shall include the Additional Amounts, if any.

               (c) Distributions on the Trust Securities shall be made and shall be deemed payable on each Distribution Date only if the Trust has funds immediately available in the Payment Account for the payment of such Distributions.

               (d) Subject to Section 5.10, (i) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register on the record date therefor, which shall be 15 days prior to such Distribution Date and
     (ii) payments of Distributions in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Administrative Trustees and the Holder of the Common Securities.

               SECTION 4.02. REDEMPTION. (a) On each Debenture Redemption Date and at the stated maturity of the Debentures, the Property Trustee will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

               (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

                    (i)  the Redemption Date;

                    (ii) the Redemption Price to be paid on the Redemption Date;

                    (iii)     the CUSIP number;

                    (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

                    (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accrue on and after said date.

               (c) The Trust Securities to be redeemed on each Redemption Date shall be redeemed with the proceeds from the contemporaneous redemption or payment of Debentures. Redemptions of the Trust Securities shall be made only if the Trust has funds immediately available in the Payment Account for such payment.

               (d) By 12:00 noon, New York time, on each Redemption Date, the Property Trustee shall irrevocably deposit in the Payment Account immediately available funds sufficient to pay the applicable Redemption Price and shall give to the Paying Agent irrevocable instructions to pay the Redemption Price to the Holders of the Trust Securities to be redeemed on such date upon surrender of their Trust Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then on the Redemption Date all rights of the Holders of the Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price, but without interest thereon, and such Trust Securities will cease to be outstanding. In the event that any Redemption Date is not a Business Day, then payment of the Redemption Price payable on such date shall be made on the next succeeding day which is a Business Day, except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Redemption Date. In the event that payment of the Redemption Price in respect of any Trust Security called for redemption is not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Security will continue to accrue, at the then applicable rate, from the Redemption Date originally established to the date on which such Redemption Price shall actually be paid.

               (e) Subject to Section 4.03(a), if less than all of the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated 3% to the Common Securities and 97% to the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of less than all of the Preferred Securities represented by a Preferred Securities Certificate. The Property Trustee shall promptly notify the Transfer Agent and Registrar of the Preferred Securities Certificates representing Preferred Securities selected for redemption and, in the case of any Preferred Securities Certificate selected for partial redemption, the number of Preferred Securities to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities Certificates redeemed or to be redeemed only in part, to those Preferred Securities which have been or are to be redeemed.

               SECTION 4.03. SUBORDINATION OF COMMON SECURITIES. (a) If on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or of the Redemption Price of, any Common Security shall be made.

               (b) In the case of the occurrence of an Event of Default resulting from a Debenture Event of Default, the Common Securityholder will be deemed to have waived such Event of Default until the effect of such Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated. Until each such Event of Default with respect to the Preferred Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act.

               SECTION 4.04. TAX RETURNS AND REPORTS. The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense and direction, and file all United States Federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the Internal Revenue Service Form 1041 (or any successor form) required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the related Internal Revenue Service Form 1099, or any successor form or the information required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States Federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

               SECTION 4.05. PAYMENTS UNDER SUBORDINATED INDENTURE. Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder has directly received pursuant to Section 808 of the Subordinated Indenture. The acceptance of a Preferred Security or any interest therein by or on behalf of a Preferred Securityholder shall be deemed to be an acknowledgment that any Holder of Preferred Securities that receives payment under Section 808 of the Subordinated Indenture may receive amounts greater than the amount such Holder may be entitled to receive pursuant to the provisions of this Trust Agreement.


                                      ARTICLE V.

                            TRUST SECURITIES CERTIFICATES

               SECTION 5.01. THE TRUST SECURITIES CERTIFICATES. The Trust Securities Certificates shall be issued in denominations of $25 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee and, if executed on behalf of the Trust by facsimile signature, countersigned by the Transfer Agent or its agent. Trust Securities Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, Administrative Trustees of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be Administrative Trustees prior to the delivery of such Trust Securities Certificates. Certificates evidencing Trust Securities may be typewritten, printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees, or any one of them, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which the Preferred Securities may be listed, or to conform to usage.

               SECTION 5.02. OWNERSHIP OF COMMON SECURITIES BY DEPOSITOR. On the Closing Date, the Depositor shall acquire, and thereafter retain, beneficial and record ownership of the Common Securities. Any attempted transfer of the Common Securities (other than a transfer in connection with a merger or consolidation of the Depositor pursuant to Section 1101 of the Subordinated Indenture) shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

               SECTION 5.03. REGISTRATION OF TRANSFER AND EXCHANGE OF PREFERRED SECURITIES CERTIFICATES. (a) The Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.08, a Securities Register in which, subject to such reasonable regulations as it may prescribe, the Registrar shall provide for the registration of Preferred Securities Certificates and the registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Bank of New York shall be the initial Registrar. The Securities Register shall be open for inspection by the Administrative Trustees and the Depositor at all reasonable times.

               (b) Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to
     Section 5.08, any one of the Administrative Trustees, on behalf of the Trust, shall execute by manual or facsimile signature, cause the Transfer Agent or its agent to countersign (if executed on behalf of the Trust by facsimile signature) and deliver (or cause the Transfer Agent to deliver), in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount. At the option of a Holder, any Preferred Securities Certificate may be exchanged for one or more new Preferred Securities Certificates in authorized denominations and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to Section 5.08.

               (c) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Transfer Agent duly executed by the Holder or such Holder's attorney duly authorized in writing. The Trust shall not be required to (i) issue, register the transfer of, or exchange any Preferred Securities Certificate during a period beginning at the opening of business 15 calendar days before the day of mailing of a notice of redemption of any Preferred Securities called for redemption and ending at the close of business on the day of such mailing or (ii) register the transfer of or exchange any Preferred Securities Certificate so selected for redemption, in whole or in part, except the unredeemed portion of any such Preferred Securities Certificate being redeemed in part.

               (d) No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Transfer Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

               SECTION 5.04. MUTILATED, DESTROYED, LOST OR STOLEN TRUST SECURITIES CERTIFICATES. If any mutilated Trust Securities Certificate shall be surrendered to the Transfer Agent, the Administrative Trustees or any one of them shall execute by manual or facsimile signature, cause the Transfer Agent to countersign and deliver (or cause the Transfer Agent to deliver), in exchange for such mutilated Trust Security Certificate, a new Trust Securities Certificate of like class, tenor and denomination. If (i) the Transfer Agent shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (ii) there shall be delivered to the Transfer Agent and the Administrative Trustees such security or indemnity as may be required by them to save each of them and the Depositor harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, any one of the Administrative Trustees, on behalf of the Trust, shall execute by manual or facsimile signature, cause the Transfer Agent to countersign (if executed on behalf of the Trust by facsimile signature) and deliver (or cause the Transfer Agent to deliver), in exchange for or in lieu of any such destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Transfer Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

               SECTION 5.05. CANCELLATION BY REGISTRAR. All Trust Securities Certificates surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Registrar, be delivered to the Registrar and, if not theretofore canceled, shall be promptly canceled by the Registrar. No Trust Securities Certificates shall be issued in lieu of or in exchange for any Trust Securities Certificates canceled as provided in this Section, except as expressly permitted by this Trust Agreement. All canceled Trust Securities Certificates held by the Registrar shall be disposed of in accordance with customary practices.

               SECTION 5.06. PERSONS DEEMED SECURITYHOLDERS. Prior to due presentation of a Preferred Securities Certificate for registration of transfer, the Trustees and the Registrar shall be entitled to treat the Person in whose name any Preferred Securities Certificate shall be registered in the Securities Register as the Holder of such Preferred Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustee nor the Registrar shall be bound by any notice to the contrary.

               SECTION 5.07. LIST OF SECURITYHOLDERS. Semiannually, not later than June 1 and December 1 in each year, commencing June 1, 1997, and at such other times as the Property Trustee may request in writing, the Depositor or the Administrative Trustees shall furnish or cause to be furnished to the Property Trustee information as to the names and addresses of the Holders, and the Property Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act; provided, however, that no such list need be furnished so long as the Property Trustee shall be the Registrar.

               SECTION 5.08. MAINTENANCE OF OFFICE OR AGENCY. The Administrative Trustees shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286 at its principal corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

               SECTION 5.09. APPOINTMENT OF PAYING AGENT. The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Administrative Trustees and the Property Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions. The Property Trustee shall be entitled to rely upon a certificate of the Paying Agent stating in effect the amount of such funds so to be withdrawn and that same are to be applied by the Paying Agent in accordance with this Section 5.09. The Administrative Trustees or any one of them may revoke such power and remove the Paying Agent in their or its sole discretion. The Paying Agent shall initially be The Bank of New York, and it may choose any co-Paying Agent that is acceptable to the Administrative Trustees and the Depositor. Any Paying Agent may resign upon 30 days' written notice to the Administrative Trustees and the Depositor. In the event that The Bank of New York shall no longer be the Paying Agent, the Administrative Trustees or any one of them shall appoint a successor (which shall be a bank or trust company) that is acceptable to the Property Trustee and the Depositor to act as Paying Agent. The Administrative Trustees or any one of them shall cause such successor Paying Agent or any co-Paying Agent appointed to execute and deliver to the Trustees an instrument in which such Paying Agent shall agree with the Trustees that such Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. Each Paying Agent shall return all unclaimed funds to the Property Trustee, and upon resignation or removal of a Paying Agent such Paying Agent shall also return all other funds in its possession to the Property Trustee. The provisions of Sections 8.01 through 8.06 shall apply to each Paying Agent appointed hereunder.

               SECTION 5.10. BOOK-ENTRY SYSTEM. (a) The Administrative Trustees, at the direction and expense of the Depositor, may from time to time appoint a Securities Depository or a successor thereto and enter into a letter of representations or other agreement with such Securities Depository to establish procedures with respect to the Preferred Securities. Any Securities Depository shall be a Clearing Agency.

               (b) The Depositor and the Trustees covenant and agree to meet the requirements of a Securities Depository for the Preferred Securities with respect to required notices and other provisions of the letter of representations or agreement executed with respect to such Preferred Securities.

               (c) Whenever the beneficial ownership of any Preferred Securities is determined through the books of a Securities Depository, the requirements in this Trust Agreement of holding, delivering or transferring, and making payments in respect of, such Preferred Securities shall be deemed modified with respect to such Preferred Securities to meet the requirements of the Securities Depository with respect to actions of the Trustees, the Depositor and the Paying Agent. Any provisions hereof permitting or requiring delivery of such Preferred Securities shall, while such Preferred Securities are in a book-entry system, be satisfied by the notation on the books of the Securities Depository in accordance with applicable state law.

               (d) After a Debenture Event of Default, the Holders of a majority in Liquidation Preference of the Preferred Securities may determine to discontinue the use of the book-entry system for the Preferred Securities.


                                     ARTICLE VI.

                     VOTING; MEETINGS; ACTIONS TO ENFORCE RIGHTS

               SECTION 6.01. VOTING RIGHTS; LIMITATIONS THEREOF. (a) Securityholders shall be entitled to one vote for each $25 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

               (b) Except as provided in this Section 6.01, Section 10.03 and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

               (c) So long as any of the Debentures are held by the Property Trustee, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for, or taking any other action relating to, any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under Section 813 of the Subordinated Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Subordinated Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least 33% in aggregate Liquidation Amount of the Outstanding Preferred Securities; provided, however, that where a consent under the Subordinated Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Preferred Securities, except pursuant to a subsequent vote of the Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the contemplated action will not cause the Trust to fail to be classified as a "grantor trust" for United States Federal income tax purposes on account of such action.

               SECTION 6.02. PURPOSE FOR WHICH MEETINGS MAY BE CALLED. A meeting of Securityholders of one or more, or all, series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Trust Agreement to be made, given or taken by Securityholders. No annual meeting of Securityholders is required to be held.

               SECTION 6.03. CALL, NOTICE AND PLACE OF MEETINGS. (a) The Administrative Trustees may at any time call a meeting of Securityholders for any purpose specified in Section 6.02, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or any other place, as the Administrative Trustees shall determine. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.06, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

               (b) If the Administrative Trustees shall have been requested to call a meeting of the Securityholders by the Common Securityholder or by the Holders of 33% in aggregate Liquidation Amount of Preferred Securities for any purpose specified in Section 6.02, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Administrative Trustees shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Common Securityholder or the Holders of Preferred Securities of the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Administrative Trustees, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

               (c) Any meeting of Securityholders shall be valid without notice if the Holders of all Outstanding Trust Securities are present in person or by proxy and the Administrative Trustees are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding Trust Securities, or by such of them as are not present at the meeting in person or by proxy, and by the Administrative Trustees.

               SECTION 6.04. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Securityholders a Person shall be (a) a Holder of one or more Outstanding Preferred Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Preferred Securities by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Securityholders shall be the Persons entitled to vote at such meeting and their counsel, the Administrative Trustees, any representatives of the Property Trustee and its counsel and any representatives of the Depositor and its counsel.

               SECTION 6.05. QUORUM; ACTION. (a) The Persons entitled to vote a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities shall constitute a quorum for a meeting of Securityholders; provided, however, that if any action is to be taken at such meeting which this Trust Agreement expressly provides may be taken by the Holders of a specified percentage, which is less than a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, the Persons entitled to vote such specified percentage in Liquidation Amount of the Outstanding Preferred Securities shall constitute a quorum. In the absence of a quorum within one hour of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Preferred Securities, be dissolved. In any other case the meeting may be adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for such period as may be determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Except as provided by Section 6.06(e), notice of the reconvening of any meeting adjourned for more than 30 days shall be given as provided in Section 6.03(a) not less than 10 days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the aggregate Liquidation Amount of the Outstanding Preferred Securities which shall constitute a quorum.

               (b) Except as limited by Section 10.03, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in aggregate Liquidation Amount of the Outstanding Preferred Securities, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in aggregate Liquidation Amount of the Outstanding Preferred Securities.

               (c) Any resolution passed or decision taken at any meeting of Securityholders duly held in accordance with this Section shall be binding on all Securityholders, whether or not present or represented at the meeting.

               SECTION 6.06. ATTENDANCE AT MEETINGS; DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Attendance at meetings of Securityholders may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Trust Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder of such Securities before being voted (except as provided in Section 104(g)).

               (b) Notwithstanding any other provisions of this Trust Agreement, the Administrative Trustees may make such reasonable regulations as they may deem advisable for any meeting of Securityholders in regard to proof of the holding of such Preferred Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Trust Securities and the appointment of any proxy shall be proved in the manner specified in Section
     1.04. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.04 or other proof.

               (c) The Administrative Trustees shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Common Securityholder or by Preferred Securityholders as provided in Section 6.03, in which case the Common Securityholder or the Preferred Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities represented at the meeting.

               (d) No vote shall be cast or counted at any meeting in respect of any Preferred Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Trust Security or proxy.

               (e) Any meeting duly called pursuant to Section 6.03 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities; and the meeting may be held as so adjourned without further notice.

               SECTION 6.07. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the Securityholders or of their representatives by proxy and the Liquidation Amounts and serial numbers of the Outstanding Trust Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports of all votes cast at the meeting. A record of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section
     6.03. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Depositor, and another to the Property Trustee to be preserved by the Property Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

               SECTION 6.08. ACTION WITHOUT MEETING. In lieu of a vote of Securityholders at a meeting as hereinbefore contemplated in this Article, any request, demand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Securityholders by written instruments as provided in Section 1.04.

               SECTION 6.09. INSPECTION OF RECORDS. Subject to Section 5.07 concerning access to the list of Securityholders, upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by any Securityholder during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

               SECTION 6.10. ACTIONS TO ENFORCE RIGHTS. (a) If the Property Trustee should fail to enforce its rights against the Depositor under the Debentures or this Trust Agreement, a Holder of Preferred Securities may institute a legal proceeding, to the fullest extent permitted by law, directly against the Depositor to enforce the Property Trustee's rights under the Debentures or this Trust Agreement, without first instituting any legal proceeding against the Property Trustee or any other person. A Holder of Preferred Securities also may directly institute a proceeding for enforcement of payment to such Holder directly of principal of or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder on or after the due dates specified in the Debentures. In connection with any such proceeding, the Depositor will be subrogated to the rights of any Holder of Preferred Securities to the extent of any payment made by the Depositor to such Holder.

               (b) So long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails, or the holders of not less than 33% in principal amount of the outstanding Debentures fail, to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 33% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable.


                                     ARTICLE VII.

                   REPRESENTATIONS AND WARRANTIES OF THE PROPERTY
                           TRUSTEE AND THE DELAWARE TRUSTEE

               SECTION 7.01. PROPERTY TRUSTEE. The Property Trustee hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

               (i) the Property Trustee is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of New York;

               (ii) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

               (iii) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and constitutes the valid and legally binding agreement of the Property Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iv) the execution, delivery and performance by the Property Trustee of this Trust Agreement will not violate, conflict with or constitute a breach of the Property Trustee's charter or by-laws; and
               (v) neither the authorization, execution or delivery by the Property Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee contemplated herein require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal or New York law governing the banking or trust powers of the Property Trustee.

               SECTION 7.02. DELAWARE TRUSTEE. The Delaware Trustee represents and warrants for the benefit of the Depositor and the Securityholders that:

               (i) the Delaware Trustee is a banking corporation or trust company duly organized, validly existing and in good standing under the laws of the State of Delaware;

               (ii) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

               (iii) this Trust Agreement has been duly authorized, executed and delivered by the Delaware Trustee and constitutes the valid and legally binding agreement of the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iv) the execution, delivery and performance by the Delaware Trustee of this Trust Agreement will not violate the Delaware Trustee's charter or by-laws; and

               (v) neither the authorization, execution or delivery by the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Delaware Trustee contemplated herein require the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing Federal or Delaware law governing the banking or trust powers of the Delaware Trustee.


                                    ARTICLE VIII.

                                     THE TRUSTEES

               SECTION 8.01. CERTAIN DUTIES AND RESPONSIBILITIES. (a) The duties and responsibilities of the Trustees shall be restricted to those set forth in the express provisions of this Trust Agreement and, in the case of the Property Trustee, as provided in the Trust Indenture Act, and no implied covenants or obligations shall be read into this Trust Agreement against any of the Trustees. No provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding anything contained in this Trust Agreement to the contrary, the duties and responsibilities of the Property Trustee under this Trust Agreement shall be subject to the protections, exculpations and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Trust Indenture Act, the Delaware Business Trust Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act, or any successor rule thereunder. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section.

               (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the income and proceeds from the Trust Property and only to the extent that there shall be sufficient income or proceeds from the Trust Property to enable the Property Trustee or Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

               (c) All duties and responsibilities of the Property Trustee contained in this Trust Agreement are subject to the following:

                    (i) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Trust Property shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Trust Indenture Act, the Delaware Business Trust Act and, to the extent applicable, Rule 3a-7 under the Investment Company Act;

                    (ii) the Property Trustee shall have no duty or liability
               for or with respect to the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith;

                    (iii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account established by the Property Trustee pursuant to this Trust Agreement and except to the extent otherwise required by law; and

                    (iv) the Property Trustee shall not be responsible for
               monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

               (d) No Administrative Trustee shall be liable for any act or omission to act hereunder, except for his or her own gross negligence or willful misconduct.

               SECTION 8.02. CERTAIN NOTICES. (a) Within five Business Days after the occurrence of any Event of Default known to the Property Trustee, the Property Trustee shall give notice of such Event of Default to the Securityholders in the manner and to the extent provided in Section 1.06, unless such Event of Default shall have been cured or waived; provided, however, that in the case of any default of the character specified in clause (iv) of the definition of Event of Default, no such notice to Holders shall be given until at least 45 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

               (b) Within Five Business Days after receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Subordinated Indenture, an Administrative Trustee shall transmit, in the manner and to the extent provided in Sections 1.05 and 1.06, notice of such exercise to the Securityholders and the Property Trustee.

               SECTION 8.03. CERTAIN RIGHTS OF PROPERTY TRUSTEE. Subject to the provisions of Section 8.01 and to the applicable provisions of the Trust Indenture Act:

                    (i) the Property Trustee may rely and shall be protected in acting or refraining from acting in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                    (ii) any request or direction of the Depositor mentioned
               herein shall be sufficiently evidenced by a written request or order signed with the name of the Depositor by an Authorized Officer and delivered to the Property Trustee, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                    (iii) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                    (iv) the Property Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                    (v) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any Securityholder pursuant to this Trust Agreement, unless such Securityholder shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                    (vi) the Property Trustee shall not be bound to make any
               investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Property Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Depositor, personally or by agent or attorney;

                    (vii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                    (viii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust Agreement, except for any such action taken, suffered or omitted to be taken due to the gross negligence or willful misconduct of the Property Trustee;

                    (ix) the Property Trustee shall not be charged with
               knowledge of any default or Event of Default with respect to the Trust Securities unless either (A) a responsible officer of the Property Trustee shall have actual knowledge of the default or Event of Default or (B) written notice of such default or Event of Default shall have been given to the Property Trustee by the Depositor, the Administrative Trustees or by any Securityholder;

                    (x) no provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation; and no permissive or discretionary power or authority available to the Property Trustee shall be construed to be a duty;

                    (xi) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any securities) (or any rerecording, refiling or reregistration thereof);

                    (xii) the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction; and

                    (xiii) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (a) may request instructions from the Securityholders, which instructions may only be given by the Holders of the same amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust Agreement in respect of such remedies, rights or actions, (b) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (c) shall be protected in acting in accordance with such instructions.

               SECTION 8.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the title to, or value or condition of, the property of the Trust or any part thereof, nor as to the validity or sufficiency of this Trust Agreement or the Trust Securities. The Trustees shall not be accountable for the use or application by the Trust of the proceeds of the sale of the Trust Securities in accordance with
     Section 2.09.

               SECTION 8.05. MAY HOLD SECURITIES. Any Trustee or any agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections
     8.08 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such agent.

               SECTION 8.06. COMPENSATION; FEES; INDEMNITY. (a) The Depositor shall:

               (i) pay to the Trustees from time to time reasonable compensation for all services rendered by the Trustees hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

               (ii) except as otherwise expressly provided herein, reimburse the Trustees upon request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance as may be attributable to its negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct; and

               (iii) indemnify each Trustee for, and to hold each Trustee harmless against, any and all loss, damage, claims, liability or expense incurred by it, arising out of or in connection with the acceptance or administration of this Trust Agreement, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such expense, disbursement or advance as may be attributable to its negligence (gross negligence, in the case of any Administrative Trustee), bad faith or willful misconduct; and

               (b) As security for the performance of the obligations of the Depositor under this Section, each of the Trustees shall have a lien prior to the Trust Securities upon all property and funds held or collected by such Trustee as such, except funds held in trust for the payment of Distributions on the Trust Securities.

               (c) In addition to the rights provided to each Trustee pursuant to the provisions of the paragraph (b) of this Section 806, when a Trustee incurs expenses or renders services in connection with an Event of Default resulting from a Bankruptcy Event with respect to the Trust, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

               (d) The provisions of this Section shall survive the termination of this Trust Agreement.

               SECTION 8.07. CERTAIN TRUSTEES REQUIRED; ELIGIBILITY. (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

               (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind such entity.

               (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity.

               SECTION 8.08. CONFLICTING INTERESTS. If the Property Trustee shall have or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Trust Agreement. The Subordinated Indenture and the Guarantee Agreement shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

               SECTION 8.09. CO-TRUSTEES AND SEPARATE TRUSTEE. (a) Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee or the Holders of at least 33% of the aggregate Liquidation Amount of Outstanding Preferred Securities, the Depositor shall for such purpose join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment.

               (b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged, and delivered by the Depositor.

               (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                    (i) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees designated for such purpose hereunder, shall be exercised, solely by such Trustees.

                    (ii) The rights, powers, duties, and obligations hereby
               conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such Act, in which event such rights, powers, duties, and obligations shall be exercised and performed by such co-trustee or separate trustee.

                    (iii) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 8.09, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                    (iv) No co-trustee or separate trustee hereunder shall be
               personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

                    (v) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                    (vi) Any Act of Holders delivered to the Property Trustee
               shall be deemed to have been delivered to each such co-trustee and separate trustee.

               SECTION 8.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of any Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the requirements of Section 8.11.

               (b) Any Trustee may resign at any time with respect to the Trust Securities by giving written notice thereof to the Securityholders. If the instrument of acceptance by a successor Trustee required by Section 8.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Trust Securities.

               (c) Unless an Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder. If an Event of Default shall have occurred and be continuing, any Trustee may be removed at such time by Act of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities, delivered to such Trustee (in its individual capacity and on behalf of the Trust).

               (d) If a Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when no Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to such Trustee, shall promptly appoint a successor Trustee, and the Trustee so succeeded shall comply with the applicable requirements of Section 8.11. If any Trustee shall resign, be removed or become incapable of continuing to act as Trustee at a time when an Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Holders of a majority in aggregate Liquidation Amount of the Outstanding Preferred Securities delivered to such Trustee, shall promptly appoint a successor Trustee, and the Trustee so succeeded shall comply with the applicable requirements of Section 8.11. If no successor Trustee shall have been so appointed by the Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (e) A retiring Trustee shall give notice thereof and of the appointment of its successor Trustee to all Securityholders in the manner provided in Section 1.06 and shall give notice to the Depositor. Each notice shall include the name and address of the successor Trustee with respect to the Trust Securities and the Trust and, in the case of the Property Trustee, the address of its Corporate Trust Office.

               (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, (i) in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (A) the unanimous act of remaining Administrative Trustees if there are at least two of them or (B) otherwise by the Depositor (with the successor in each case being an individual or a corporation which satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Section 8.07); and (ii), in the event the Depositor reasonably believes that any Administrative Trustee who is a natural person has become incompetent or incapacitated, the Depositor, by notice to the remaining Trustees, may terminate the status of such person as an Administrative Trustee (in which case the vacancy so created will be filled in accordance with the preceding clause).

               SECTION 8.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee, the successor Trustee shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and the successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Depositor or the successor Trustee, the retiring Trustee shall, upon payment of its expenses by the Depositor, execute and deliver an instrument transferring to the successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to the successor Trustee all property and money held by the retiring Trustee hereunder, subject, nevertheless, to the retiring Trustee's prior lien provided for in Section 8.06.

               (b) In case of the appointment hereunder of a successor Trustee, the retiring Trustee and the successor Trustee shall execute and deliver an amendment hereto wherein the successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Trustee all the rights, powers, trusts and duties of the retiring Trustee.

               (c) Upon request of any successor Trustee, the retiring Trustee shall execute any and all instruments for more fully and certainly vesting in and confirming to the successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

               (d) No successor Trustee shall accept its appointment unless at the time of such acceptance the successor Trustee shall be qualified and eligible under this Article VIII.

               SECTION 8.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any Person into which the Property Trustee or the Delaware Trustee or any Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article VIII, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

               SECTION 8.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST DEPOSITOR OR TRUST. If the Property Trustee shall be or become a creditor of the Trust, the Depositor or any other obligor upon the Trust Securities or the Debentures (other than by reason of a relationship described in Section 311(b) of the Trust Indenture Act), the Property Trustee shall be subject to any and all applicable provisions of the Trust Indenture Act regarding the collection of claims against the Trust, the Depositor or such other obligor. For purposes of Section 311(b) of the Trust Indenture Act:

               (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

               (b) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Depositor for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Depositor arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

               SECTION 8.14.  REPORTS BY PROPERTY TRUSTEE, TRUST AND DEPOSITOR.

     Not later than July 31 in each year, commencing July 31, 1997, the Property Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding May 31 with respect to any events and other matters described in Section 313(a) of the Trust Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Property Trustee shall transmit to the Holders and the Commission, and the Depositor and the Administrative Trustees, on behalf of the Trust, shall file with the Property Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Property Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

               SECTION 8.15. NUMBER OF TRUSTEES. (a) The number of Trustees shall be five, provided that the Depositor, by written instrument, may increase or decrease the number of Administrative Trustees.

               (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to this Section 8.15, or if the number of Trustees is increased pursuant to this Section 8.15, the vacancy shall be filled with a Trustee appointed in accordance with Section 8.10.

               (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

               SECTION 8.16. DELEGATION OF POWER. (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.05(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

               (b) the Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

               SECTION 8.17. FIDUCIARY DUTY. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

               (b) Unless otherwise expressly provided herein, and subject to the provisions of the Trust Indenture Act:

                    (i) whenever a conflict of interest exists or arises between an Indemnified Person and the Trust or any Covered Person; or

                    (ii) whenever this Trust Agreement or any other agreement
               contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Securityholder, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or terms so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

               (c) Unless otherwise expressly provided herein, and subject to the provisions of the Trust Indenture Act, whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision

                    (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                    (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and, to the extent permitted by applicable law, shall not be subject to any other or different standard.

                                     ARTICLE IX.

                             TERMINATION AND LIQUIDATION

               SECTION 9.01. TERMINATION UPON EXPIRATION DATE. The Trust shall automatically terminate on the Expiration Date, if not terminated prior to such date pursuant to Section 9.02, and, thereupon, the Property Trustee shall liquidate the Trust in accordance with Section 9.04.

               SECTION 9.02. EARLY TERMINATION. Upon the first to occur of (such first occurrence an "Early Termination Event"):

                    (i) a Bankruptcy Event or the dissolution or liquidation of the Depositor;

                    (ii) the redemption of all of the Preferred Securities;

                    (iii) the receipt by the Property Trustee of a written direction from the Depositor to terminate the Trust (which direction may be given at any time and is wholly within the discretion of the Depositor); and

                    (iv) the entrance by a court of competent jurisdiction of an order for judicial termination of the Trust;

     the Trust shall terminate and the Property Trustee shall liquidate the Trust in accordance with Section 9.04.

               SECTION 9.03. TERMINATION. The respective obligations and responsibilities of the Trust and the Trustees created hereby shall terminate upon the latest to occur of the following: (i) the distribution by the Property Trustee to Securityholders of (A) Debentures upon the liquidation of the Trust pursuant to Section 9.04, or (B) of all amounts required to be distributed hereunder upon the final payment of the Trust Securities upon the redemption of all of the Trust Securities pursuant to
     Section 4.02; (ii) the payment of all amounts due to creditors of the Trust; and (iii) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

               SECTION 9.04. LIQUIDATION. (a) If an Early Termination Event specified in clause (i), (iii) or (iv) of Section 9.02 shall occur, subject to Section 9.04(d), after satisfaction of all amounts due to creditors of the Trust, the Trust shall be liquidated by the Property Trustee by promptly distributing to each Securityholder a Like Amount of Debentures. Notice of liquidation shall be given by the Administrative Trustees by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

                    (i)  state the Liquidation Date;

                    (ii) state that from and after the Liquidation Date, the
               Trust Securities will no longer be deemed to be outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

                    (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or, in the case of a liquidation under Section 9.04(d), receive a Liquidation Distribution, as the Property Trustee shall deem appropriate.

               (b) In order to effect the distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the outstanding Trust Securities Certificates.

               (c) After the Liquidation Date, (i) the Trust Securities will no longer be deemed to be outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of Trust Securities certificates to the Property Trustee or its agent for exchange, (iii) the Depositor shall use best efforts to have the Debentures listed on The New York Stock Exchange or on such other stock exchange or other organization as the Preferred Securities are then listed or traded, (iv) any Trust Securities Certificate not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificate until such Certificate shall be so surrendered (and until such Certificate shall be so surrendered, no payments of interest and principal received by the Property Trust with respect to a Like Amount of Debentures represented by such Certificate will be made to the Holder of such Certificate), and (v) all rights of Securityholders will cease, except the right to receive Debentures and payments of interest and principal received by the Trustee with respect to the Debentures represented by Trust Securities Certificates not surrendered for exchange upon surrender of Trust Securities Certificates.

               (d) In the event that, notwithstanding the other provisions of this Section 9.04, whether because of an order for termination entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, woundup or terminated, by the Property Trustee in such manner as the Property Trustee shall determine. In such event, on the date of the dissolution, windingup or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of all amounts due to creditors of the Trust, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts); provided, however, that if an Event of Default has occurred and is continuing or if an Event of Default has not occurred solely by reason of a requirement that time lapse or notice be given, the Liquidation Distribution with respect to the Preferred Securities shall be made in full prior to the making of any distribution with respect to the Common Securities.


                                      ARTICLE X.

                               MISCELLANEOUS PROVISIONS

               SECTION 10.01. GUARANTEE BY THE DEPOSITOR AND ASSUMPTION OF OBLIGATIONS. Subject to the terms and conditions hereof, the Depositor irrevocably and unconditionally guarantees to each Person to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"), and agrees to assume liability for, the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than (i) obligations of the Trust to pay to Holders the amounts due such Holders pursuant to the terms of the Trust Securities. This guarantee and assumption is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

               SECTION 10.02. LIMITATION OF RIGHTS OF SECURITYHOLDERS. The death or incapacity of any person having an interest, beneficial or otherwise, in a Trust Security shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               SECTION 10.03. AMENDMENT. (a) This Trust Agreement may be amended from time to time by a majority of the Administrative Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein or therein which may be inconsistent with any other provision herein or therein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be classified for United States Federal income tax purposes other than as a "grantor trust" at any time that any Trust Securities are outstanding or to ensure the Trust's exemption from the status of an "investment company" under the Investment Company Act or (iii) to effect the acceptance of a successor Trustee's appointment; provided, however, that, except in the case of clause (ii), such action shall not adversely affect in any material respect the interests of any Securityholder and, in the case of clause (i), any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

               (b) Except as provided in Section 10.03(c), any provision of this Trust Agreement may be amended by a majority of the Administrative Trustees and the Depositor with the consent of a majority of the aggregate Liquidation Amount of Trust Securities then outstanding and receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes or the Trust's exemption from status of an "investment company" under the Investment Company Act.

               (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Article VI), this Trust Agreement may not be amended to (i) reduce the Liquidation Amount of any Trust Security, (ii) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (iii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date, (iv) reduce the percentage in Liquidation Amount of the Outstanding Preferred Securities, the consent of whose Holder is required for any amendment of this Trust Agreement or any waiver of compliance with any provision of this Trust Agreement and any default hereunder and its consequences, or (v) change the provisions of this subsection.

               (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an "investment company" under the Investment Company Act, afforded by Rule 3a-5 thereunder.

               (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the affected party, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor or any Trustee.

               (f) In the event that there shall be any amendment to this Trust Agreement the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

               (g) The Trustees are entitled to receive an Opinion of Counsel as conclusive evidence that any amendment to this Trust Agreement executed pursuant to this Section 10.03 is authorized or permitted by, and conforms to, the terms of this Section 10.03, has been duly authorized by and lawfully executed and delivered on behalf of the other requisite parties, that it is proper for the Trustees under the provisions of this Section
     10.03 to join in the execution thereof, and that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States Federal income tax purposes.

               SECTION 10.04. AGREEMENT NOT TO PETITION. Each of the Trustees and the Depositor agrees for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, it shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.04, the Property Trustee agrees, for the benefit of Securityholders, that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert. The provisions of this Section 10.04 shall survive the termination of this Trust Agreement.

     THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THOSE TERMS AND PROVISIONS SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

     IN WITNESS WHEREOF, the parties have caused this Amended and Restated Trust Agreement to be duly executed, all as of the day and year first above written.


                                   THE MONTANA POWER COMPANY


                                   By:
                                      ---------------------------------------
                                             Title:


                                   THE BANK OF NEW YORK,
                                        as Property Trustee


                                   By:
                                      ------------------------------------
                                    Title:


                                   THE BANK OF NEW YORK (DELAWARE),
                                        as Delaware Trustee


                                   By:
                                      ----------------------------------------
                                             Title:




                                      ----------------------------------------


                                          ,solely in his capacity as
                                           Administrative Trustee



                                      ----------------------------------------


                                         ,solely in his capacity as
                                           Administrative Trustee



                                      ------------------------------------------


                                          ,solely in his capacity as
                                           Administrative Trustee

                                                                     EXHIBIT A

                                 CERTIFICATE OF TRUST

                                          OF

                               MONTANA POWER CAPITAL I

               THIS CERTIFICATE OF TRUST of Montana Power Capital I (the "Trust"), dated as of_________ __ 199_, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.).
                            -------         ------

               1. Name. The name of the business trust being formed hereby is Montana Power Capital I.

               2. Delaware Trustee. The name and business address of the trustee of the Trust with a principal place of business in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Newark, New Castle County, Delaware 19711.

               3. Effective Date. This Certificate of Trust shall be effective as of its filing.

               IN WITNESS WHEREOF, the undersigned, being the only trustees of the Trust, have executed this Certificate of Trust as of the date first above written.

     THE BANK OF NEW YORK (DELAWARE),                                          ,
                                             ----------------------------------
     not in its individual capacity                    not in his individual
     but solely as Trustee                             but solely as Trustee


     By:
        ----------------------------
     Name:
     Title:



     THE BANK OF NEW YORK,
     not in its individual capacity
     but solely as Trustee


     By:
        ----------------------------
     Name:
     Title:

                                                                  EXHIBIT B

                         THIS CERTIFICATE IS NOT TRANSFERABLE

     Certificate Number:                     Number of Common Securities:



                       Certificate Evidencing Common Securities

                                          of

                               Montana Power Capital I

                                  Common Securities
                     (liquidation amount $25 per Common Security)


               Montana Power Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that The Montana Power Company (the "Holder") is the registered owner of the number
     set forth above of the common securities of the Trust                    ,
                                                           -------------------
     representing undivided beneficial interests in the assets of the Trust and designated the Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). Except as provided in Section 5.02 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of ______ ___ 199 , as the same may be amended from time to time (the "Trust
     Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder.

               IN WITNESS WHEREOF, an Administrative Trustee of the Trust has executed this certificate for and on behalf of the Trust on this ___ day of ________ , 199_ .



                                   Montana Power Capital I



                                   By:
                                      ------------------------------------------
                                       not in his (her) individual capacity
                                       but solely as Administrative Trustee

                                                                  EXHIBIT C

                       AGREEMENT AS TO EXPENSES AND LIABILITIES

               AGREEMENT dated as of ________ __ , 199_, between The Montana Power Company, a Montana corporation ("Montana Power"), and Montana Power Capital I, a Delaware business trust (the "Trust").

               WHEREAS, the Trust intends to issue and sell its preferred securities (the "Preferred Securities") and to apply the proceeds of such sale to the purchase from Montana Power of Montana Power's Junior Subordinated Debentures;

               NOW, THEREFORE, in consideration of the acceptance of the Preferred Securities by each holder thereof, which acceptance Montana Power acknowledges shall benefit Montana Power and which acceptance Montana Power acknowledges will be made in reliance upon the execution and delivery of this Agreement, Montana Power, and the Trust hereby agree as follows:

                                      ARTICLE I

               Section 1.01.  Assumption by Montana Power.  Subject to the terms
                              ---------------------------
     and conditions hereof, Montana Power hereby irrevocably and unconditionally assumes the full payment, when and as due, of any and all Obligations (as hereinafter defined) to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries"). As used herein, "Obligations" means any indebtedness, expenses or liabilities of the Trust, other than (i) obligations of the Trust to pay to holders of any Trust Securities the amounts due such holders pursuant to the terms of the Trust Securities, and (ii) obligations arising out of the negligence, willful misconduct or bad faith of the Trustees of the Trust. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

               Section 1.02.  Term of Agreement.  This Agreement shall terminate
                              -----------------
     and be of no further force and effect upon the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any Beneficiary must restore payment of any sum paid on account of any Obligation, under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

               Section 1.03.  Waiver of Notice.  Montana Power hereby waives (i)
                              ----------------
     notice of acceptance of this Agreement and of any Obligation to which it may apply, and (ii) presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

               Section 1.04.  No Impairment.  The obligations, covenants,
                              -------------
     agreements and duties of Montana Power under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

               (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

               (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

               (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

     Neither the Trust nor any Beneficiary shall have any obligation to give notice to, or obtain the consent of, Montana Power with respect to the happening of any of the foregoing.

               Section 1.05.  Enforcement.  A Beneficiary may enforce this
                              -----------
     Agreement directly against Montana Power, and Montana Power waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against Montana Power.


                                      ARTICLE II

               Section 2.01.  Binding Effect.  All of the obligations,
                              --------------
     covenants, agreements and duties contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of Montana Power.

               Section 2.02.  Amendment.  So long as there shall remain any
                              ---------
     Beneficiary or any Preferred Securities shall be outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Preferred Securities.

               Section 2.03.  Notices.  Any notice, request or other
                              -------
     communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of an answer-back, if sent by telex), to wit:

                    Montana Power Capital I
                    c/o  [Trustee]

                      Facsimile No.:
                      Attention:

                    The Montana Power Company
                    40 East Broadway
                    Butte, Montana  59701-9989
                      Facsimile No.:
                      Attention:

               Section 2.04 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES).

               THIS AGREEMENT is executed as of the day and year first above written.

                              THE MONTANA POWER COMPANY


                              By:
                                 --------------------------------------------
                                 Name:
                                 Title:

                              MONTANA POWER CAPITAL I

                              By:
                                ---------------------------------------------

                                   not in his individual capacity, but solely as Administrative Trustee


                                 ---------------------------------------------

                                   not in her individual capacity, but solely as Administrative Trustee


                                ---------------------------------------------

                                   not in his individual capacity, but solely as Administrative Trustee

                                                                  EXHIBIT D


                               [Clearing Agency Legend]

          Certificate Number:                Number of Preferred Securities:

                                   CUSIP NO.

                     Certificate Evidencing Preferred Securities

                                          of

                               Montana Power Capital I
           ___ % Cumulative Quarterly Income Preferred Securities, Series A
                     (liquidation amount $25 per Preferred Security)


               Montana Power Capital I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________ (the "Holder") is the registered owner of the number set forth above of the preferred securities of the Trust representing an undivided beneficial interests in the assets of the Trust and designated as ___ % Quarterly Income Preferred Securities (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of ________ __, 199_, as the same may be amended from time to time (the "Trust Agreement"). The holder of this certificate is entitled to the benefits of the Guarantee Agreement of The Montana Power Company, a Montana corporation, and The Bank of New York, as guarantee trustee, dated as of _______ ___, 199_ (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the holder of this certificate without charge upon written request to the Trust at its principal place of business or registered office.

               Upon receipt of this certificate, the holder of this certificate is bound by the Trust Agreement and is entitled to the benefits thereunder. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

               IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate for and on behalf of the Trust on this __ day of _________, 199_.


                              MONTANA POWER CAPITAL I



                                By:
				     ----------------------------------------
                                     not in his (her) individual capacity, but
                                               solely as Administrative Trustee


     Countersigned by:


     -----------------------------------
     Transfer Agent

                                      ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security to:


     --------------------------------------------------------------------------


     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     (Insert assignee's social security or tax identification number)


     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------
     (Insert address and zip code of assignee)

     and irrevocably appoints


     --------------------------------------------------------------------------


     -------------------------------------------------------------------------


     ------------------------------------------------------------------------

     agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

     Date:
          -------------------

     Signature:
               ------------------------------

     (Sign exactly as your name appears on the other side of this Preferred Securities Certificate)